united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Standpoint Multi-Asset Fund

Annual Report

October 31, 2023

Fund Adviser:
Standpoint Asset Management, LLC 4250 N. Drinkwater Blvd., Suite 300 Scottsdale, AZ 85251
Toll Free (866) 738-1128

Standpoint Multi-Asset Fund
Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholders,

We are pleased to present our annual shareholder letter as of October 31, 2023. The Standpoint Multi-Asset Fund (the “Fund”) utilizes an all-weather approach to gain exposure to global equities, currencies, commodities, and bonds. Our rules-based strategy was designed to balance risk/reward across different economic environments including inflation, deflation, stagflation, and growth. The Fund is a potential risk-mitigation and return-enhancement solution for investors seeking to reduce reliance on traditional equity/ bond investments.

INVESTMENT PHILOSOPHY

Traditional equity/bond portfolios seek balance by relying on a lack of correlation between equities (growth) and bonds (defense). However, stagflation and serious bear markets can overwhelm much of the diversification benefit through increased correlation or simply too much downside volatility from one or both asset classes.

In some economic environments the most productive investment opportunities are found outside the traditional portfolio mix of equities and bonds. Our investment universe includes global commodities such as precious metals, industrial metals, soft commodities, grains, energy markets, carbon credit markets, as well as foreign currencies. We also have the flexibility to be short declining assets with the goal of preserving capital in rare, but consequential, market environments.

We are committed to an all-weather approach that combines low/negative beta opportunities with traditional long-only investments. Our goal is to avoid much of what we believe is uncompensated concentration-risk in traditional portfolios, to produce results that are less cyclical.

PERFORMANCE

From its inception of December 30th, 2019 through October 31st, 2023 the Fund (Institutional Class) had a total return of 51.34%. Over this same period the Fund’s primary benchmark (50% MSCI World Index / 50% BofA 3-Month T-Bill Index) had a total return of 17.94%.

For the 12 months ending October 31st, 2023 the Fund (Institutional Class) returned 2.16%. Short positions in global bonds, and long positions in global equities and soft commodities contributed positively to performance for the year, while short positions in

Standpoint Multi-Asset Fund
Management’s Discussion of Fund Performance (Unaudited) (continued)

energy, metals and grains detracted from performance. The Fund’s primary benchmark returned 7.93% over the same period.

CURRENT MARKET ENVIRONMENT

We would characterize the past 12 months as a somewhat lackluster transition period with few new diversifying themes to take advantage of. Some equity markets recovered a meaningful portfolio of prior year losses. Most measures of inflation have moderated. Bonds have yet to show much cause to look for lower interest rates, but the U.S. dollar has significantly weakened relative to several import currencies, enough to suggest something may be changing in the relative cost of money. If you believe the U.S. Federal Reserve leads the world in interest rate policy, this development could be meaningful.

LOOKING FORWARD

We cast our net very wide in the search for developing macro-opportunities around the world. As new themes emerge, we integrate them into our portfolio using a systematic, rules-based approach that considers risk-contribution, cost, and potential tax consequences. As old themes expire, we remove them from the portfolio using the same systematic discipline.

Predictions are not part of our process. As investors, we can look back through history, but we can never know exactly what the future holds. Our answer to this is to rely on a strategy that is prepared to navigate a wide range of market conditions. Our job is to react with discipline and participate in new macro themes, while managing our risk in the pursuit of stable returns and an all-weather experience.

Standpoint Asset Management, LLC

Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2023

			Since
			Inception
	One Year	Three Year	(12/30/19)
Standpoint Multi-Asset Fund
Institutional Class	2.16%	13.87%	11.40%
Investor Class	1.96%	13.61%	11.14%
50% MSCI World Index(b) / 50% ICE
BofA 3-month T-Bill Index(c)	7.93%	5.95%	4.33%
50% MSCI World Index(b) / 50% SG
Trend Index(d)	2.90%	12.88%	9.27%

	Expense Ratio(b)
	Institutional	Investor
	Class	Class
Gross	1.52%	1.77%
With Applicable Waivers	1.30%	1.55%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Standpoint Multi-Asset Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 738-1128.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	The MSCI World Index (the “MSCI Index”) is a widely followed, unmanaged group of stocks from 23 developed markets and is not available for purchase. The MSCI Index has over 1,500 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Index is reviewed quarterly and rebalanced semi-annually. The MSCI Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The MSCI Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the MSCI Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The ICE BofA 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The ICE BofA Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The ICE BofA Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the ICE BofA Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results (Unaudited) (continued)

(d)	The SG Trend Index is designed to track the 10 largest (by assets under management) trend following commodity trading advisers and to be representative of the trend followers in the managed futures space. The SG Trend Index is equally weighted and rebalanced and reconstituted annually.

(e)	The expense ratios, which include acquired fund fees and expenses of 0.06%, are from the Fund’s prospectus dated February 28, 2023. Standpoint Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transactions and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.24% for each class of shares through February 28, 2024. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/ expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of October 31, 2023 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (866) 738-1128.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Standpoint Multi-Asset Fund and the 50% MSCI World / 50% ICE BofA 3-month T-Bill Index.

This graph shows the value of a hypothetical initial investment of $10,000 made on December 30, 2019 (commencement of operations) for the Investor Class and held through October 31, 2023. The MSCI World Index (the “MSCI Index”) is a widely followed, unmanaged group of stocks from 23 developed markets and is not available for purchase. The MSCI Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The MSCI Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the MSCI Index. However, an individual may be able to invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The ICE BofA 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is an unmanaged market index of U.S. Treasury securities maturing in 90 days. The ICE BofA Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The ICE BofA Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the ICE BofA Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENTS PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end or to request a prospectus, please call (866) 738-1128. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

Standpoint Multi-Asset Fund Holdings as of October 31, 2023*

*	As a percentage of net assets.

Percentages shown exclude derivative investments, such as future contracts.

The investment objective of the Fund is to seek positive absolute returns.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov and on the Fund’s website at www.standpointfunds.com.

Standpoint Multi-Asset Fund
Consolidated Schedule of Investments
October 31, 2023

Exchange-Traded Funds — 41.65%	Shares	Fair Value
iShares Core MSCI International Developed Markets ETF	451,700	$25,453,295
iShares Core MSCI Total International Stock ETF	427,800	24,765,342
iShares Core S&P 500 ETF	104,700	43,967,718
Schwab US Large-Cap ETF	881,000	43,503,780
SPDR Portfolio S&P 500 ETF	895,600	44,054,564
Vanguard FTSE All-World ex-US ETF	494,900	24,848,929
Vanguard S&P 500 ETF	114,400	43,949,048
Vanguard Total International Stock ETF	479,300	24,789,396

Total Exchange-Traded Funds (Cost $260,390,676)		275,332,072

	Principal
U.S. Government & Agencies — 32.45%(a)(b)	Amount	Fair Value
United States Treasury Bill 5.27%, 11/07/2023	$66,122,000	66,064,005
United States Treasury Bill 5.31%, 11/24/2023	40,536,000	40,399,259
United States Treasury Bill 5.28%, 12/21/2023	47,971,000	47,618,213
United States Treasury Bill 5.34%, 01/09/2024	61,050,000	60,432,759

Total U.S. Government & Agencies (Cost $214,527,435)		214,514,236

Total Investments — 74.10% (Cost $474,918,111)		489,846,308
Other Assets in Excess of Liabilities — 25.90%(c)		171,254,824
Net Assets — 100.00%		$661,101,132

(a)	The rate shown represents effective yield at time of purchase.

(b)	Non-income producing security.

(c)	Includes cash held as margin for futures contracts.

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements

Standpoint Multi-Asset Fund
Consolidated Schedule of Futures Contracts
October 31, 2023

	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation (Depreciation)
LONG CONTRACTS
Cocoa Future(a)	88	December 2023	$3,358,960	$255,410
Crude Oil Future(a)	148	November 2023	11,990,960	(455,210)
Light Sweet Crude Oil Future(a)	41	November 2023	3,321,820	(336,630)
London Cocoa Future(a)	92	March 2024	3,742,209	1,303,035
London Robusta Coffee Future (a)	24	January 2024	567,840	31,430
Low Sulphur Gas Oil Future	212	December 2023	18,035,900	(851,150)
Nikkei 225 Future	26	December 2023	5,291,770	(315,734)
NY Harbor ULSD Future(a)	64	December 2023	7,822,080	(365,770)
Soybean Meal Future(a)	43	December 2023	1,853,300	(37,260)
Sugar No. 11 Future(a)	246	March 2024	7,463,838	23,218
Tokyo Price Index Future	75	December 2023	11,152,895	(454,825)
White Sugar (ICE) Future(a)	28	February 2024	1,019,340	2,050
				$(1,201,436)

SHORT CONTRACTS
10 Year Japanese Government Bond Future	(16)	December 2023	$(15,174,006)	$8,577
10 Year US Treasury Note Future	(1,417)	December 2023	(150,445,547)	5,639,391
30-Year US Treasury Long Bond Future	(383)	December 2023	(41,914,563)	4,139,375
5 Year US Treasury Note Future	(1,739)	January 2024	(181,684,743)	3,195,390
Australian Dollar Future	(182)	December 2023	(11,560,640)	129,228
Australian Securities Exchange SPI 200 Index Future	(33)	December 2023	(3,549,845)	94,233
Canadian 10 Year Bond Future	(148)	December 2023	(12,265,741)	370,110
Canadian Dollar Future	(164)	December 2023	(11,835,060)	30,680
Chicago SRW Wheat Future(a)	(111)	December 2023	(3,087,188)	391,024
Coffee ‘C’ Future (a)	(19)	December 2023	(1,192,013)	(106,425)
Copper Future(a)	(32)	December 2023	(2,919,200)	1,663
Corn Future(a)	(384)	December 2023	(9,192,000)	257,375
E-Mini S&P 500® Future	(91)	December 2023	(19,165,737)	(136,674)
Euro Bund Future	(318)	December 2023	(43,410,752)	12,651
Euro FX Future	(404)	December 2023	(53,542,625)	680,044
Euro STOXX 50 Future	(126)	December 2023	(5,427,241)	(15,518)
Euro-BOBL German Government Bond Future	(316)	December 2023	(38,890,506)	50,325
Euro-BTP Italian Government Bond Future	(68)	December 2023	(7,932,014)	(111,025)
Euro-BUXL 30 Year Bond Future	(59)	December 2023	(7,519,081)	665,205
Euro-OAT Future	(111)	December 2023	(14,483,216)	42,118
Hang Seng Index Future	(12)	November 2023	(1,314,514)	(9,315)
Hard Red Winter Wheat Future(a)	(58)	December 2023	(1,824,825)	370,088
Japanese Yen Future	(239)	December 2023	(19,856,419)	726,570
LME Copper Future(a)	(23)	December 2023	(4,648,013)	(42,138)

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Schedule of Futures Contracts (continued)
October 31, 2023

LME Primary Aluminum Future(a)	(75)	December 2023	$(4,213,406)	$(84,856)
LME Zinc Future(a)	(32)	December 2023	(1,943,800)	46,675
Long Gilt Future	(162)	December 2023	(18,341,258)	165,109
Milling Wheat Future(a)	(67)	December 2023	(813,657)	28,147
MSCI EAFE Index Future	(56)	December 2023	(5,527,480)	15,510
MSCI Singapore Index Future	(22)	November 2023	(436,970)	4,547
Natural Gas Future(a)	(229)	December 2023	(8,731,770)	(34,290)
New Zealand Dollar Future	(44)	December 2023	(2,562,340)	29,100
Platinum Future(a)	(23)	January 2024	(1,086,635)	(28,465)
S&P/Toronto Stock Exchange 60 Index Future	(42)	December 2023	(6,875,018)	106,251
Swiss Franc Future	(34)	December 2023	(4,697,525)	6,481
Ultra 10-Year US Treasury Note Future	(592)	December 2023	(64,426,250)	3,623,337
Ultra Long Term US Treasury Bond Future	(514)	December 2023	(57,857,125)	7,978,789
Volatility Index (VIX) Future	(62)	November 2023	(1,123,862)	(46,432)
				$28,192,855

(a)	Holding of the Standpoint Multi-Asset (Cayman) Fund, Ltd.

See accompanying notes which are an integral part of these financial statements

Standpoint Multi-Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2023

Assets
Investments in securities, at fair value (cost $474,918,111)	$489,846,308
Foreign currencies, at value (cost $10,802,190)	10,697,633
Cash held at broker for futures contract transactions(a)	69,979,276
Cash and cash equivalents	90,787,087
Receivable for fund shares sold	766,449
Receivable for net variation margin on futures contracts	322,259
Prepaid expenses	78,828
Total Assets	662,477,840

Liabilities
Payable for fund shares redeemed	664,671
Payable to Adviser, net of waiver	587,911
Accrued 12b-1 fees - Investor class	10,993
Payable to affiliates	49,455
Other accrued expenses	63,678
Total Liabilities	1,376,708
Net Assets	$661,101,132

Net Assets consist of:
Paid-in capital	$625,575,483
Accumulated earnings	35,525,649
Net Assets	$661,101,132

Net Assets: Institutional Class	$614,526,416
Shares outstanding (unlimited number of shares authorized, no par value)	44,811,166
Net asset value, offering and redemption price per share	$13.71
Net Assets: Investor Class	$46,574,716
Shares outstanding (unlimited number of shares authorized, no par value)	3,414,825
Net asset value, offering and redemption price per share	$13.64

(a)	Cash held as collateral at broker.

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Statement of Operations
For the year ended October 31, 2023

Investment Income
Dividend income	$5,406,834
Interest income	8,213,462
Total investment income	13,620,296

Expenses
Adviser	7,622,726
Administration	400,043
Fund accounting	118,088
12b-1 fees- Investor class	116,332
Registration	101,587
Custodian	61,868
Report printing	44,482
Audit and tax	32,999
Transfer agent	30,422
Legal	26,914
Trustee	18,174
Compliance services	12,000
Insurance	9,146
Pricing	4,368
Miscellaneous	76,321
Total expenses	8,675,470
Fees waived by Adviser	(936,444)
Net operating expenses	7,739,026
Net investment income	5,881,270

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	2,247,916
Foreign currency translations	(31,046)
Futures contracts	(22,641,637)
Change in unrealized appreciation (depreciation) on:
Investment securities	14,954,956
Foreign currency translations	(111,333)
Futures contracts	14,183,425
Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	8,602,281
Net increase in net assets resulting from operations	$14,483,551

See accompanying notes which are an integral part of these financial statements.

Standpoint Multi-Asset Fund
Consolidated Statements of Changes in Net Assets

	For the Year	For the Year
	Ended October	Ended October
	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$5,881,270	$(903,149)
Net realized gain (loss) on investment securities, foreign currency translations and futures contracts	(20,424,767)	6,325,977
Change in unrealized appreciation on investment securities, foreign currency translations and futures contracts	29,027,048	3,557,517
Net increase in net assets resulting from operations	14,483,551	8,980,345

Distributions to Shareholders from Earnings:
Institutional Class	(12,795,277)	(7,999,752)
Investor Class	(1,053,361)	(977,311)
Total distributions	(13,848,638)	(8,977,063)

Capital Transactions - Institutional Class
Proceeds from shares sold	356,419,228	471,464,593
Reinvestment of distributions	12,695,724	7,912,652
Amount paid for shares redeemed	(255,121,675)	(98,791,957)
Total Institutional Class	113,993,277	380,585,288
Capital Transactions - Investor Class
Proceeds from shares sold	23,840,334	45,606,473
Reinvestment of distributions	1,016,168	896,303
Amount paid for shares redeemed	(22,206,058)	(11,172,832)
Total Investor Class	2,650,444	35,329,944
Net increase in net assets resulting from capital transactions	116,643,721	415,915,232
Total Increase in Net Assets	117,278,634	415,918,514

Net Assets
Beginning of year	$543,822,498	$127,903,984
End of year	$661,101,132	$543,822,498

Share Transactions - Institutional Class
Shares sold	26,362,081	34,541,020
Shares issued in reinvestment of distributions	971,363	617,693
Shares redeemed	(18,787,259)	(7,293,551)
Total Institutional Class	8,546,185	27,865,162
Share Transactions - Investor Class
Shares sold	1,771,363	3,313,504
Shares issued in reinvestment of distributions	77,987	70,133
Shares redeemed	(1,650,045)	(828,594)
Total Investor Class	199,305	2,555,043
Net increase in shares outstanding	8,745,490	30,420,205

See accompanying notes which are an integral part of these financial statements

Standpoint Multi-Asset Fund - Institutional Class
Consolidated Financial Highlights
(For a share outstanding during each period)

				For the
				Period
				Ended
	For the Years Ended October 31,			October 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of year	$13.78	$14.12	$10.25	$10.00

Investment operations:
Net investment income (loss)	0.12	(0.14)	(0.06)	(0.02)
Net realized and unrealized gain on investments	0.16	0.59	4.07	0.27
Total from investment operations	0.28	0.45	4.01	0.25

Less distributions to shareholders from:
Net investment income	(0.07)	(0.61)	(0.14)	—
Net realized gains	(0.28)	(0.18)	—	—
Total distributions	(0.35)	(0.79)	(0.14)	—

Net asset value, end of year	$13.71	$13.78	$14.12	$10.25

Total Return(b)	2.16%	3.64%	39.45%	2.50	% (c)

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$614,526	$499,727	$118,606	$18,019
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.39%	1.46%	1.91%	4.21	% (d)
Ratio of net investment income (loss) to average net assets	0.96%	(0.26)%	(0.49)%	(0.39	)% (d)
Portfolio turnover rate(e)	8%	158%	—%	15	% (c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements

Standpoint Multi-Asset Fund - Investor Class
Consolidated Financial Highlights
(For a share outstanding during each period)

				For the
				Period
				Ended
	For the Years Ended October 31,			October 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of year	$13.71	$14.08	$10.23	$10.00

Investment operations:
Net investment income (loss)	0.12	(0.26)	(0.08)	(0.02)
Net realized and unrealized gain on investments	0.13	0.67	4.05	0.25
Total from investment operations	0.25	0.41	3.97	0.23

Less distributions to shareholders from:
Net investment income	(0.04)	(0.60)	(0.12)	—
Net realized gains	(0.28)	(0.18)	—	—
Total distributions	(0.32)	(0.78)	(0.12)	—

Net asset value, end of year	$13.64	$13.71	$14.08	$10.23

Total Return(b)	1.96%	3.34%	39.16%	2.30	% (c)

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$46,575	$44,095	$9,298	$1,356
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.66%	1.71%	2.16%	4.46	% (d)
Ratio of net investment income (loss) to average net assets	0.89%	(0.51)%	(0.75)%	(0.55	)% (d)
Portfolio turnover rate(e)	8%	158%	—%	15	% (c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements
October 31, 2023

NOTE 1. ORGANIZATION

Standpoint Multi-Asset Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on October 10, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Standpoint Asset Management, LLC (the “Adviser”). The investment objective of the Fund is to seek positive absolute returns.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The consolidated financial statements of the Fund include the Fund and its wholly-owned subsidiary, Standpoint Multi-Asset (Cayman) Fund, Ltd. (the “CFC”). The CFC commenced operations on January 8, 2020 and is incorporated in the Cayman Islands as an exempted company with limited liability.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Cash and Cash Equivalents — Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Consolidated Statement of Assets and Liabilities. The Fund maintains cash in the bank deposit accounts which, at times, may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $250,000. Amounts swept overnight are available on the next business day.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended October 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(21,257,211)	$21,257,211

The reclassifications reflect permanent book to tax differences between the Fund and its wholly-owned and controlled foreign subsidiary.

Consolidation of Subsidiary – The Consolidated Schedules of Investments and Futures Contracts of the Fund include the investments of the CFC, which is a wholly-owned and controlled foreign subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the NAV of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. As of October 31, 2023, the net assets of the CFC were $51,874,630, which represented 8.71% of the Fund’s net assets.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. To assist the Valuation Designee in carrying out the responsibility to determine the fair value of any securities or other assets for which market quotations are not readily available, the Trust has created a fair valuation pricing committee (the “Fair Value Committee”). The Fair Value Committee consists of the following standing members: (a) the Trust’s Treasurer or designee, (b) a representative of Ultimus and (c) on an ad hoc basis at a particular valuation time for which a fair valuation method is being determined for the Fund, a representative of the Adviser, which is the Valuation Designee. The Fair Value Committee will review any fair value provided by the Valuation Designee, subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination any may not designate or assign that responsibility to any third party.

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$275,332,072	$—	$—	$275,332,072
U.S. Government & Agencies	—	214,514,236	—	214,514,236
Short Futures Contracts (a)	28,192,855	—	—	28,192,855
Total	$303,524,927	$214,514,236	$—	$518,039,163

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts(b)	$(1,201,436)	$—	$—	$(1,201,436)
Total	$(1,201,436)	$—	$—	$(1,201,436)

(a)	The amount shown represents the net unrealized appreciation/depreciation of the futures contracts.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Futures Contracts – The Fund may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts.

The following tables identify the location and fair value of derivative instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2023, and the effect of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended October 31, 2023.

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

At October 31, 2023:

	Assets	Liabilities
Contract Type/	Unrealized	Unrealized
Primary Risk	Appreciation on	Depreciation on
Exposure	Futures Contracts*	Futures Contracts*
Equity Contracts	$114,290	$(198,624)
Foreign Exchange Contracts	1,708,354	(464,140)
Interest Rate Contracts	25,683,150	(111,025)
Commodity Contracts	2,917,342	(2,657,928)

*	Includes cumulative appreciation/(depreciation) on futures contracts, as reported in the Consolidated Schedule of Future Contracts. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the fiscal year ended October 31, 2023:

	Commodity	Foreign Exchange		Interest
Location	Contracts	Contracts	Equity Contracts	Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(15,770,787)	$(1,421,101)	$(4,509,930)	$(939,819)	$(22,641,637)
Net change in unrealized appreciation (depreciation):
Futures contracts	(1,329,668)	(390,643)	3,230,710	12,673,026	14,183,425

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended October 31, 2023:

Average Ending Monthly
Derivatives	Notional Value
Long futures contracts	$234,898,436
Short futures contracts	(443,456,278)

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2023:

Gross Amounts Not Offset
in Statements of Assets and
Liabilities
Net Amounts
		Gross Amounts	of Liabilities
		Offset in	Presented in
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral		Net
	Liabilities	liabilities	Liabilities	Instruments	Pledged		Amount
Variation Margin on Futures Contracts	$1,827,273	$(1,505,014)	$322,259	$—	$—	*	$—

*	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statement of Assets and Liabilities as Cash held at broker for futures contract transactions.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 1.24% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2023, before the waiver described below, the Adviser earned a management fee of $7,622,726 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.24% of average daily net assets of each class of shares

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

of the Fund through February 28, 2024. For the fiscal year ended October 31, 2023, the Adviser waived fees of $936,444. At October 31, 2023, the Adviser was owed $587,911 from the Fund for management services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of October 31, 2023, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
October 31, 2024	$357,806
October 31, 2025	707,778
October 31, 2026	936,444

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the fiscal year ended October 31, 2023, Investor Class shares’ 12b-1 Expenses incurred by the Fund were $116,332. The Fund owed $10,993 for Investor Class 12b-1 Expenses as of October 31, 2023.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2023, purchases and sales of investment securities, other than short-term investments, were $64,017,985 and $20,106,692, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2023.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$14,941,396
Gross unrealized depreciation	(13,199)
Net unrealized appreciation on investments	$14,928,197
Tax cost of investments	$474,918,111

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

The tax character of distributions paid for the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$2,693,579	$7,776,596
Long-term capital gains	$11,155,059	$1,200,467
Total distributions paid	$13,848,638	$8,977,063

At October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,426,443
Undistributed long-term capital gains	9,316,255
Accumulated capital and other losses	(3,316,000)
Unrealized appreciation on investments	14,098,951
Total accumulated earnings	$35,525,649

NOTE 8. INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of October 31, 2023, the Fund had 43.31% of the value of its net assets invested in ETFs. The financial statements of these ETFs can be found at www.sec.gov.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure, other than as disclosed below.

Standpoint Multi-Asset Fund
Notes to the Consolidated Financial Statements (continued)
October 31, 2023

On December 8, 2023, the Fund paid an income distribution of $0.1169 per share and a capital gain distribution of $0.3791 per share for the Institutional Class and an income distribution of $0.0817 per share and a capital gain distribution of $0.3791 per share for the Investor Class to shareholders of record on December 7, 2023.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Standpoint Multi-Asset Fund and
Board of Trustees of Unified Series Trust
Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and futures contracts, of Standpoint Multi-Asset Fund (the “Fund”), a series of Unified Series Trust, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related consolidated notes, and the consolidated financial highlights for each of three years in the period then ended and the period from December 30, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 30, 2019 (commencement of operations) through October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
December 27, 2023

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk of each individual series of the Trust (each a “Fund” and collectively, the “Funds”), taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with such Fund’s prospectus and within the requirements of the 1940 Act. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses
	Account	Value	Paid	Annualized
	Value May	October 31,	During	Expense
	1, 2023	2023	Period(a)	Ratio
Standpoint Multi-Asset Fund
Institutional Class
Actual	$1,000.00	$1,016.30	$6.30	1.24%
Hypothetical(b)	$1,000.00	$1,018.95	$6.31	1.24%
Investor Class
Actual	$1,000.00	$1,014.90	$7.57	1.49%
Hypothetical(b)	$1,000.00	$1,017.69	$7.58	1.49%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 76% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 21% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2023, the Fund designated $11,155,059 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present	Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 –
Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment products (2021 – present); Chair, Board of CrispusAttucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
GwenethK. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2021 – present).

*	The address for each Officer and Interested Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 738-1128 to request a copy of the SAI or to make shareholder inquiries.

Rev: August 2020

FACTS	WHAT DOES STANDPOINT MULTI-ASSET FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (866) 738-1128

Who we are
Who is providing this notice?	Standpoint Multi-Asset Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes— information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Standpoint Asset Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 738-1128 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Standpoint Asset Management, LLC 4250 North Drinkwater Boulevard, Suite 300 Scottsdale, AZ 85251	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC Member FINRA/SIPC

Standpoint-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Freddie Jacobs, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Standpoint Multi-Asset Fund: FY 2023 $24,400

Standpoint Multi-Asset Fund: FY 2022 $24,400

(b)	Audit-Related Fees

Standpoint Multi-Asset Fund: FY 2023 $0

Standpoint Multi-Asset Fund: FY 2022 $0

(c)	Tax Fees

Standpoint Multi-Asset Fund: FY 2023 $9,000

Standpoint Multi-Asset Fund: FY 2022 $9,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Standpoint Multi-Asset Fund: FY 2023 $0

Standpoint Multi-Asset Fund: FY 2022 $0

Nature of the fees: Transfer Agency system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2023 $ 0 $ 0

FY 2022 $ 0 $ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ Martin R. Dean
Martin R. Dean, President

Date	1/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Martin R. Dean
Martin R. Dean, President

Date	1/4/2024

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	1/4/2024